UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 12, 2023

Faraday Future Intelligent Electric Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39395	84-4720320
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

18455 S. Figueroa Street
Gardena, CA	90248
(Address of principal executive offices)	(Zip Code)

(424) 276-7616

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FFIE	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of Class A common stock at an exercise price of $920.00 per share	FFIEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

As previously disclosed by Faraday Future Intelligent Electric Inc. (the “Company”) in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) (i) on May 10, 2023, the Company entered into a Securities Purchase Agreement, dated as of May 8, 2023, with purchasers from time-to-time party thereto (the “Unsecured SPA”) and (ii) on August 15, 2022, the Company entered into a Securities Purchase Agreement, dated as of August 14, 2022, with FF Simplicity Ventures LLC (“FF Simplicity”), an entity affiliated with ATW Partners LLC and in its capacity as administrative agent and collateral agent (the “Secured SPA”, and together with the Unsecured SPA, the “Securities Purchase Agreements”). Pursuant to the Unsecured SPA, on October 10, 2023, Metaverse Horizon Limited (the “MHL”), subscribed and purchased from the Company 4,621 shares of Class A common stock for an aggregate purchase price of $1,000,000 (the “Funding”) and waived any and all requirements of the Company to maintain the VWAP (as defined in the Unsecured Convertible Senior Promissory Note, dated as of May 9, 2023 (the “Unsecured SPA Notes”)) for its Class A common stock of at least $8.00 for the five (5) trading days prior to the Funding pursuant to the introductory paragraph of the Unsecured SPA Notes. Such issuance is for existing commitments under the existing Unsecured SPA and does not increase additional commitments of the Unsecured SPA Notes.

Pursuant to the Securities Purchase Agreements, the Company received conversion notices from the holders listed in the table below (the “Holders”), evidencing each Holder’s desire to convert the principal amount (the “Consideration”) of the Unsecured SPA Note or the Company’s convertible senior secured notes issued under the Secured SPA (the “Secured SPA Notes”, and together with the Unsecured SPA Notes, the “Notes”), as applicable, issued to such Holder under the Unsecured SPA or Secured SPA, as applicable, into shares of Class A common stock to be issued by the Company pursuant to such conversion notice. Such issuance is for existing commitments under the existing Securities Purchase Agreements and does not increase additional commitment of such convertible notes.

The following table details the Class A common stock issued pursuant to the Securities Purchase Agreements as a result of converting existing and funded Notes:

Date of Issuance	Number of Class A common stock, par value $0.0001 per share, issued	Holder	Consideration
October 12, 2023	622,818	FF Vitality Ventures LLC	$550,000
October 12, 2023	941,804	FF Vitality Ventures LLC	$826,339
October 13, 2023	675,191	V W Investment Holding Limited	$596,250
October 17, 2023	1,424,664	FF Prosperity Ventures LLC	$1,250,000
October 17, 2023	296,947	Senyun International Ltd.	$250,000

The shares were issued upon conversion of the principal amounts under the convertible notes to each of the Holders, pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended, provided by Section 3(a)(9) thereof.

The issuance of these shares totals more than 5% of the Company’s outstanding common stock since the Company’s last Item 3.02 Current Report on Form 8-K, which necessitated the filing of this Current Report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

No.	Description of Exhibits
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

Date: October 18, 2023	By:	/s/ Jonathan Maroko
	Name:	Jonathan Maroko
	Title:	Interim Chief Financial Officer

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